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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): July 13, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



           Pennsylvania               1-11152                   23-1882087
(State or other jurisdiction of   (Commission File            (IRS Employer
           incorporation)              Number)              Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania                 19406-1409
     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.


On July 13, 2005, the U.S. District Judge presiding over the confirmation proceeding initiated by InterDigital Communications Corporation and InterDigital Technology Corporation (collectively "InterDigital") in the U.S. District Court for the Southern District of New York on July 1, 2005 with respect to the Nokia arbitration award entered a scheduling order ("Order") in the proceeding. The Order was entered pursuant to a joint stipulation of the parties. Under the Order, any opposition by Nokia to InterDigital's petition for an order confirming the arbitration award and any petition and motion by Nokia to vacate the arbitration award must be filed and served on InterDigital by August 1, 2005. Nokia has informed InterDigital that it will oppose the arbitration award, including filing a motion to vacate the award and possibly filing a motion to stay the award. InterDigital believes Nokia's planned actions are without merit and intends to continue to vigorously pursue enforcement of the award.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ Lawrence F. Shay
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                                             Lawrence F. Shay
                                             General Counsel



Date:    July 18, 2005